                             LETTER OF TRANSMITTAL

                          OGLETHORPE POWER CORPORATION

               (AN ELECTRIC MEMBERSHIP CORPORATION)("OGLETHORPE")

               OFFER TO EXCHANGE 6.974% SERIAL FACILITY BONDS DUE
         JUNE 30, 2011 ("EXCHANGE FACILITY BONDS") FOR ALL OUTSTANDING
                 6.974% SERIAL FACILITY BONDS DUE JUNE 30, 2011
             ("PRIVATE FACILITY BONDS") PURSUANT TO ITS PROSPECTUS
                             DATED JANUARY 14, 1998

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON FEBRUARY 16, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

               DELIVER TO: SUNTRUST BANK, ATLANTA, EXCHANGE AGENT

  BY REGISTERED OR CERTIFIED MAIL,
     OVERNIGHT COURIER OR HAND:                    BY FACSIMILE:

       SunTrust Bank, Atlanta                     (404) 332-3966
    58 Edgewood Avenue, Room 400               CONFIRM BY TELEPHONE:
       Atlanta, Georgia 30303                     (404) 588-7583
Attention: Philip DeMouey, Corporate
        Trust Administration

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be completed by a holder of Private Facility Bonds if a tender of Private Facility Bonds is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "THE EXCHANGE OFFER--Procedures for Tendering." Confirmation of the book-entry tender of Private Facility Bonds into the Exchange Agent's account at DTC (a "Book-Entry Confirmation"), as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth above prior to 5:00 P.M., New York City time, on the Expiration Date. Tenders may also be made by delivering an Agent's Message (as defined below) in lieu of this Letter of Transmittal. Holders of Private Facility Bonds who are unable to deliver Book-Entry Confirmation and all other documents required by this Letter to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date must tender their Private Facility Bonds according to the guaranteed delivery procedures set forth in the Prospectus under "THE EXCHANGE OFFER--Guaranteed Delivery Procedures." See Instruction 1. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that Oglethorpe or OPC Scherer 1997 Funding Corporation A, a Delaware corporation ("OPC Scherer 1997 Funding Corporation"), may enforce this Letter of Transmittal against such participant.

    DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

    The term "holder" with respect to the Exchange Offer means any person in whose name the Private Facility Bonds are registered on the books of the Bond Registrar or any other person who has obtained a properly completed bond power from the registered holder. ANY BENEFICIAL OWNER WHOSE PRIVATE FACILITY BONDS ARE HELD THROUGH A BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE AND WHO WISHES TO TENDER SHOULD NOT USE THIS LETTER OF TRANSMITTAL, BUT SHOULD CONTACT SUCH NOMINEE PROMPTLY AND INSTRUCT SUCH NOMINEE TO DIRECT DTC OR ITS NOMINEE TO TENDER ON SUCH BENEFICIAL OWNER'S BEHALF.

    ALL TENDERING HOLDERS COMPLETE THIS BOX:

    List below the Private Facility Bonds to which this Letter of Transmittal relates.

                          DESCRIPTION OF PRIVATE FACILITY BONDS

                                                     1
                                                 AGGREGATE
  NAME(S) AND ADDRESS(ES) OF REGISTERED     PRINCIPAL AMOUNT OF              2
                HOLDER(S)                     PRIVATE FACILITY        PRINCIPAL AMOUNT
       (PLEASE FILL IN, IF BLANK)                 BOND(S)                TENDERED*
                                           Total
* Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Private Facility Bonds represented by the Private Facility Bonds indicated in column 1. See Instruction 2. Private Facility Bonds tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See
Instruction 1.

/ /  CHECK HERE IF TENDERED PRIVATE FACILITY BONDS ARE BEING DELIVERED BY
    BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution ______________________________________________

    DTC Account Number ________________ Transaction Code Number ________________

/ /  CHECK HERE IF TENDERED PRIVATE FACILITY BONDS ARE BEING DELIVERED PURSUANT
    TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s) ____________________________________________

    Window Ticket Number (if any) ______________________________________________

    Date of Execution of Notice of Guaranteed Delivery _________________________

    Name of Institution which guaranteed delivery ______________________________

    Name of Tendering Institution ______________________________________________

    DTC Account Number ________________ Transaction Code Number ________________

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER WHO HOLDS PRIVATE FACILITY BONDS
    ACQUIRED FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF EXCHANGE FACILITY BONDS RECEIVED FOR YOUR OWN ACCOUNT IN EXCHANGE FOR SUCH PRIVATE FACILITY BONDS.

    Name: ______________________________________________________________________

    Address: ___________________________________________________________________

    Aggregate Principal Amount of Private Facility Bonds so held: $ ____________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    The undersigned hereby tenders to OPC Scherer 1997 Funding Corporation, the aggregate principal amount of Private Facility Bonds indicated in this Letter of Transmittal, upon the terms and subject to the conditions set forth in the Prospectus (the "Prospectus") dated January 14, 1998 issued by Oglethorpe, receipt of which is hereby acknowledged, and in this Letter of Transmittal, which together constitute Oglethorpe's offer (the "Exchange Offer") to exchange $1,000 principal amount of 6.974% Serial Facility Bonds due June 30, 2011 issued by OPC Scherer 1997 Funding Corporation, which have been registered under the Securities Act of 1933, as amended (the "Exchange Facility Bonds"), for each $1,000 principal amount of outstanding 6.974% Serial Facility Bonds due June 30, 2011 issued by OPC Scherer 1997 Funding Corporation, of which $224,702,000 aggregate principal amount was outstanding on the date of the Prospectus (the "Private Facility Bonds" and, together with the Exchange Facility Bonds, the "Facility Bonds"). Capitalized terms which are not defined herein are used herein as defined in the Prospectus.

    OPC Scherer 1997 Funding Corporation shall be deemed to have accepted validly tendered Private Facility Bonds when, as and if Oglethorpe, on behalf of OPC Scherer 1997 Funding Corporation, has given oral or written notice thereof to the Exchange Agent. The undersigned understands that the tender of Private Facility Bonds and the acceptance thereof by OPC Scherer 1997 Funding Corporation will constitute a binding agreement between such holder and OPC Scherer 1997 Funding Corporation in accordance with the terms and subject to the conditions set forth herein and in the Prospectus.

    Subject to, and effective upon, the acceptance for exchange of the Private Facility Bonds tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, OPC Scherer 1997 Funding Corporation all right, title and interest in and to such Private Facility Bonds as are being tendered hereby and hereby irrevocably constitutes and appoints the Exchange Agent as attorney-in-fact of the undersigned with respect to such Private Facility Bonds, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

        (a) transfer ownership of such Private Facility Bonds through book-entry transfer at DTC, to or upon the order of OPC Scherer 1997 Funding Corporation, upon receipt by the Exchange Agent, as the undersigned's agent, of the same aggregate principal amount of Exchange Facility Bonds; and

        (b) receive, for the account of OPC Scherer 1997 Funding Corporation, all benefits and otherwise exercise, for the account of OPC Scherer 1997 Funding Corporation, all rights of beneficial ownership of the Private Facility Bonds tendered hereby in accordance with the terms of the Exchange Offer.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Private Facility Bonds tendered hereby and that OPC Scherer 1997 Funding Corporation will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim when the same are accepted by OPC Scherer 1997 Funding Corporation. The undersigned hereby further represents that any Exchange Facility Bonds acquired in exchange for Private Facility Bonds tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Facility Bonds, whether or not such person is the undersigned, that neither the holder of such Private Facility Bonds nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Facility Bonds and that neither the holder of such Private Facility Bonds nor any such other person is an "affiliate", as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of Oglethorpe. The undersigned has read and agrees to all of the terms of the Exchange Offer.

    THE UNDERSIGNED ALSO ACKNOWLEDGES THAT THIS EXCHANGE OFFER IS BEING MADE IN RELIANCE ON INTERPRETATIONS BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), AS SET FORTH IN NO-ACTION LETTERS ISSUED TO THIRD PARTIES, THAT THE EXCHANGE FACILITY BONDS ISSUED IN EXCHANGE FOR THE PRIVATE FACILITY BONDS PURSUANT TO THE EXCHANGE OFFER MAY BE OFFERED FOR RESALE, RESOLD AND OTHERWISE TRANSFERRED BY HOLDERS THEREOF (OTHER THAN ANY SUCH HOLDER THAT IS AN "AFFILIATE" OF OGLETHORPE WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES
ACT), WITHOUT COMPLIANCE WITH THE REGISTRATION AND PROSPECTUS DELIVERY PROVISIONS OF THE SECURITIES ACT, PROVIDED THAT SUCH EXCHANGE FACILITY BONDS ARE ACQUIRED IN THE ORDINARY COURSE OF SUCH HOLDER'S BUSINESS AND SUCH HOLDER DOES NOT INTEND TO PARTICIPATE, AND HAS NO ARRANGEMENT WITH ANY PERSON TO PARTICIPATE IN THE DISTRIBUTION OF SUCH EXCHANGE FACILITY BONDS. IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED REPRESENTS THAT IT IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION OF EXCHANGE FACILITY BONDS AND HAS NO ARRANGEMENT OR UNDERSTANDING TO PARTICIPATE IN A DISTRIBUTION OF EXCHANGE FACILITY BONDS. THE HOLDER AND ANY OTHER PERSON RECEIVING EXCHANGE FACILITY BONDS ACKNOWLEDGE THAT IF THE HOLDER OR SUCH OTHER PERSON IS AN AFFILIATE OF OGLETHORPE, IS ENGAGED IN OR INTENDS TO ENGAGE IN OR HAS ANY ARRANGEMENT OR UNDERSTANDING WITH RESPECT TO THE DISTRIBUTION OF THE EXCHANGE FACILITY BONDS TO BE ACQUIRED PURSUANT TO THE EXCHANGE OFFER, (I) SUCH HOLDER OR SUCH OTHER PERSON CANNOT RELY ON THE APPLICABLE INTERPRETATIONS OF THE STAFF OF THE SEC AND, IN THE ABSENCE OF AN EXEMPTION THEREFROM, MUST COMPLY WITH THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE TRANSACTION, AND (II) FAILURE TO COMPLY WITH SUCH REQUIREMENTS IN SUCH INSTANCE COULD RESULT IN SUCH HOLDER INCURRING LIABILITY UNDER THE SECURITIES ACT. IF THE UNDERSIGNED IS A BROKER-DEALER THAT WILL RECEIVE EXCHANGE FACILITY BONDS FOR ITS OWN ACCOUNT IN EXCHANGE FOR PRIVATE FACILITY BONDS ACQUIRED AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), IT REPRESENTS THAT THE PRIVATE FACILITY BONDS TO BE EXCHANGED FOR THE EXCHANGE FACILITY BONDS WERE ACQUIRED BY IT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND ACKNOWLEDGES THAT IT WILL DELIVER A PROSPECTUS IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE FACILITY BONDS; HOWEVER, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH PARTICIPATING BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT.

    Oglethorpe has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of Exchange Facility Bonds received in exchange for Private Facility Bonds which were acquired by such Participating Broker-Dealer for its own account as a result of market making or other trading activities, for a period ending 90 days after the Expiration Date or, if earlier, when all such Exchange Facility Bonds have been disposed of by such Participating Broker-Dealer. In that regard, each Participating Broker-Dealer by tendering such Private Facility Bonds and executing this Letter of Transmittal, agrees that, upon receipt of notice from Oglethorpe of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading, such Participating Broker-Dealer will suspend the sale of Exchange Facility Bonds pursuant to the Prospectus until Oglethorpe has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or Oglethorpe has given notice that the sale of the Exchange Facility Bonds may be resumed, as the case may be. If Oglethorpe gives such notice to suspend the sale of the Exchange Facility Bonds, it shall extend the 90-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Facility Bonds by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Facility Bonds or to and including the date on which Oglethorpe has given notice that the sale of Exchange Facility Bonds may be resumed, as the case may be.

    As a result of the foregoing, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of Exchange Facility Bonds received in exchange for Private Facility Bonds pursuant to the Exchange Offer must notify Oglethorpe, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at its address set forth above.

    The undersigned will, upon request, execute and deliver any additional documents deemed by Oglethorpe to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Private Facility Bonds tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death, incapacity or dissolution of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under "THE EXCHANGE OFFER--Withdrawal of Tenders."

    THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF PRIVATE FACILITY BONDS" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE PRIVATE FACILITY BONDS AS SET FORTH IN SUCH BOX ABOVE.

    Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please credit the account indicated above maintained at DTC.

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if Exchange Facility Bonds and/or Private Facility Bonds which are not tendered or not accepted for exchange are to be credited to an account maintained at DTC other than the account in the name of the person signing this Letter of Transmittal.

 Issue: / / Exchange Facility Bonds to:

      / / Private Facility Bonds not tendered or not accepted for exchange to:

 Name(s) ______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

 Address ______________________________________________________________________
                                                                     (ZIP CODE)

 DTC Account Number(s) ________________________________________________________

IMPORTANT: PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE, THE EXCHANGE AGENT MUST RECEIVE (1) A BOOK-ENTRY CONFIRMATION, TOGETHER WITH (A) THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF) AND ALL OTHER REQUIRED DOCUMENTS OR (B) AN AGENT'S MESSAGE OR (2) THE NOTICE OF GUARANTEED DELIVERY.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                          CAREFULLY BEFORE COMPLETION.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

-------------------------------------------------------   ---------------------------------

-------------------------------------------------------   ---------------------------------

-------------------------------------------------------   ---------------------------------
               Signature(s) of Holder(s)                                 Date

Area Code and Telephone Number: ________________________________________________

    If a holder is tendering any Private Facility Bonds, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the books of the Bond Registrar or, if the holder is a participant in DTC, as such participant's name appears on a securities position listing or by any person(s) authorized to become registered holder(s) by a properly completed bond power from the holder(s), a copy of which must be transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth full title and, unless waived by Oglethorpe, submit evidence satisfactory to Oglethorpe of such person's authority to so act. See Instruction 3.

Name(s): _______________________________________________________________________
                                (Please Type or Print)

Capacity (Full Title): _________________________________________________________

Address: _______________________________________________________________________
                                 (Including Zip Code)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by
an Eligible Institution:

-------------------------------------------------------   ---------------------------------
                  Authorized Signature                                   Date

Capacity (Full Title): _________________________________________________________

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________
                                 (Including Zip Code)

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

    1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND FACILITY BONDS; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by holders of Private Facility Bonds if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under "THE EXCHANGE OFFER--Procedures for Tendering" and an Agent's Message is not delivered. Book-Entry Confirmation for all tendered Private Facility Bonds, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. Tenders may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. Private Facility Bonds tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

    Holders of Private Facility Bonds who wish to tender their Private Facility Bonds and (i) who cannot complete the procedure for book-entry transfer or (ii) who cannot deliver the Letter of Transmittal or any other required documents to the Exchange Agent, in each case prior to 5:00 P.M., New York City time, on the Expiration Date may tender their Private Facility Bonds pursuant to the guaranteed delivery procedures set forth in the Prospectus under "THE EXCHANGE OFFER--Guaranteed Delivery Procedures." Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to 5:00 P.M., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Oglethorpe (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Private Facility Bonds and the principal amount of Private Facility Bonds tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, a Book-Entry Confirmation for all tendered Private Facility Bonds, this Letter of Transmittal (or a facsimile thereof) and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) Book-Entry Confirmation for all tendered Private Facility Bonds, this Letter of Transmittal (or a facsimile thereof) and all other documents required by this Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

    Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Private Facility Bonds according to the guaranteed delivery procedures as set forth above.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE PRIVATE FACILITY BONDS AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. DO NOT SEND THIS LETTER OF TRANSMITTAL OR ANY PRIVATE FACILITY BONDS TO OGLETHORPE.

    See "THE EXCHANGE OFFER" section of the Prospectus.

    2. PARTIAL TENDERS; WITHDRAWAL RIGHTS. Tenders of Private Facility Bonds will be accepted only in the principal amount of $1,000 and integral multiples thereof. ALL OF THE PRIVATE FACILITY BONDS DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED

UNLESS OTHERWISE INDICATED IN THE BOX ENTITLED "DESCRIPTION OF PRIVATE FACILITY BONDS" ABOVE.

    Except as otherwise provided herein, tenders of Private Facility Bonds may be withdrawn at any time prior to 5:00 P.M., New York City time, on the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal must be received by the Exchange Agent at its address set forth above prior to 5:00 P.M., New York City time, on the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Private Facility Bonds to be withdrawn, the aggregate principal amount of Private Facility Bonds to be withdrawn and the name and number of the account at DTC to be credited with the withdrawal of Private Facility Bonds, and must be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Private Facility Bonds were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Bond Registrar register the transfer of such Private Facility Bonds in the name of the person withdrawing the tender. Withdrawals of tenders of Private Facility Bonds may not be rescinded. Private Facility Bonds properly withdrawn will not be deemed to have been validly tendered for purposes of the Exchange Offer, and no Exchange Facility Bonds will be issued with respect thereto unless the Private Facility Bonds so withdrawn are validly retendered. Any Private Facility Bonds which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder as promptly as practicable after withdrawal. Properly withdrawn Private Facility Bonds may be retendered at any subsequent time on or prior to the Expiration Date by following the procedures described in the Prospectus under "THE EXCHANGE OFFER--Procedures for Tendering."

    All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by Oglethorpe, in its sole discretion, whose determination shall be final and binding on all parties. Neither Oglethorpe, any employees, agents, affiliates or assigns of Oglethorpe, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification.

    3. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder of the Private Facility Bonds tendered hereby, the signature must correspond exactly with the name of such holder as it appears on the books of the Bond Registrar, or, if such holder is a participant in DTC, as such participant's name appears on a securities position listing as the holder of the Private Facility Bonds, without any change whatsoever.

    If any tendered Private Facility Bonds are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

    If any tendered Private Facility Bonds are registered in different names on several securities positions listings, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations.

    When this Letter of Transmittal is signed by the registered holder or holders of the Private Facility Bonds specified herein and tendered hereby, no separate bond powers are required. If, however, the Exchange Facility Bonds are to be issued, or any untendered Private Facility Bonds are to be reissued, to a person other than the registered holder, then separate bond powers are required. Signatures on such bond powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder or holders of any Private Facility Bonds specified herein, this Letter must be accompanied by appropriate bond powers signed exactly as the name or names of the registered holder or holders appear(s) on the books of the Bond Registrar, and the signatures on such bond powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Oglethorpe, submit proper evidence satisfactory to Oglethorpe of their authority to so act.

    SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES OR BY AN "ELIGIBLE GUARANTOR INSTITUTION" WITHIN THE MEANING OF RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (AN "ELIGIBLE INSTITUTION").

    SIGNATURES ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION, UNLESS THE PRIVATE FACILITY BONDS ARE TENDERED: (I) BY A REGISTERED HOLDER OF PRIVATE FACILITY BONDS (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN DTC'S SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH PRIVATE FACILITY BONDS) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" ON THIS LETTER OR
(II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

    4. SPECIAL ISSUANCE INSTRUCTIONS. Tendering holders of Private Facility Bonds should indicate in the applicable box the name (and such named person's employer identification or social security number) in which Exchange Facility Bonds issued pursuant to the Exchange Offer and/or Private Facility Bonds not exchanged are to be issued, if different from the name of the person signing this Letter of Transmittal. Tendering holders may request that Private Facility Bonds not exchanged be credited to such account maintained at DTC as such holder may designate hereon. If no such instructions are given, such Private Facility Bonds not exchanged will be credited to the account maintained at DTC in the name of the person signing this Letter of Transmittal.

    5. TAX IDENTIFICATION NUMBER. Federal income tax law generally requires that a tendering holder whose Private Facility Bonds are accepted for exchange must provide the Exchange Agent with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below. Exempt holders of Private Facility Bonds (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Such exempt holders should nevertheless complete the Substitute Form W-9 below to avoid any erroneous backup withholding. If the Exchange Agent is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of Exchange Facility Bonds may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

    To prevent backup withholding, each tendering holder of Private Facility Bonds must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Private Facility Bonds is a foreign entity not subject to backup withholding, such holder must give the Exchange Agent a completed Form W-8, Certificate of Foreign Status. This form may be obtained from the Exchange Agent. If the Private Facility Bonds are in more than one name or are not in the name of the actual owner, such holder should consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for information on which TIN to report. If such holder does not have a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such holder should check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. If the box in Part 2 is checked, the holder must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. If such holder does not provide its TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Exchange Agent.

    6. TRANSFER TAXES. Oglethorpe will pay all transfer taxes, if any, applicable to the transfer of Private Facility Bonds to OPC Scherer 1997 Funding Corporation or its order pursuant to the Exchange Offer. If, however, Exchange Facility Bonds and/or substitute Private Facility Bonds not exchanged are to be registered in the name of any person other than the registered holder of the Private Facility Bonds tendered hereby, or if tendered Private Facility Bonds are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Private Facility Bonds to OPC Scherer 1997 Funding Corporation or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE PRIVATE FACILITY BONDS SPECIFIED IN THIS LETTER OF TRANSMITTAL.

    7. DETERMINATION OF VALIDITY. Oglethorpe will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Private Facility Bonds, which determination shall be final and binding on all parties. Oglethorpe reserves the absolute right to instruct OPC Scherer 1997 Funding Corporation to reject any and all tenders determined by Oglethorpe not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to Oglethorpe, be unlawful. Oglethorpe also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "THE EXCHANGE OFFER--Conditions" or any defects, conditions or irregularity in any tender of Private Facility Bonds of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. Unless waived, any defects or irregularities in connection with tenders of Private Facility Bonds must be cured within such time as Oglethorpe may determine.

    Oglethorpe's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Private Facility Bonds will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Although Oglethorpe intends to notify holders of defects or irregularities with respect to tenders of Private Facility Bonds, neither Oglethorpe, OPC Scherer 1997 Funding Corporation, any employees, agents, affiliates or assigns of Oglethorpe or OPC Scherer 1997 Funding Corporation, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

    8. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Private Facility Bonds, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Private Facility Bonds for exchange.

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

                               PAYER'S NAME: SUNTRUST BANK, ATLANTA
                                  PART 1--PLEASE PROVIDE YOUR TIN                TIN:
SUBSTITUTE                        IN THE BOX AT RIGHT AND CER-     --------------------------------
FORM W-9                          TIFY BY SIGNING AND DATING          Social Security Number OR
                                  BELOW                             Employer Identification Number
                                  PART 2--TIN APPLIED FOR / /
                                  CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
                                  (1) The number shown on this form is my correct Taxpayer
                                  Identification Number (or I am waiting for a number to be issued to me).
DEPARTMENT OF THE TREASURY        (2) I am not subject to backup withholding either because: (a) I
INTERNAL REVENUE SERVICE          am exempt from backup withholding, or (b) I have not been
PAYER'S REQUEST FOR                   notified by the Internal Revenue Service (the "IRS") that I
TAXPAYER IDENTIFICATION               am subject to backup withholding as a result of a failure to
NUMBER ("TIN")                        report all interest or dividends, or (c) the IRS has notified
AND CERTIFICATION                     me that I am no longer subject to backup withholding, and
                                  (3) Any other information provided on this form is true and correct.
                                  PART 3--You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of under reporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
                                  SIGNATURE DATE, 1998

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART
      2 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature: ____________________________ Date: ____________________________, 1998